UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

May 18, 2016

(Date of Report)

April 12, 2016

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

4700 Homewood Court, Suite 100; Raleigh, NC 27609

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS.

Item 8.01 Other Events.

AmericaTowne, Inc. amends its earlier disclosures regarding those agreements attached hereto as exhibits to include the specific compensation schedules referenced in the original disclosures.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit	Description
10.8	Compensation Schedule for Yilaime Nairobi Limited Trade Center Agreement Dated March 30, 2016 (Filed on April 12, 2016)
10.9	Compensation Schedule for Nigeria Trade Center Agreement Dated March 25, 2016 (Filed on April 12, 2016)
10.10	Compensation Schedule for Ghana Trade Center Agreement Dated March 28, 2016 (Filed on April 12, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: May 18, 2016